Exhibit 4(c)(7)

SUPPLEMENTAL INDENTURE

TO INDENTURE DATED JANUARY 28, 2016

THIS SUPPLEMENTAL INDENTURE dated as of January 22, 2019, among LAMAR MEDIA CORP., a Delaware corporation (the “Company”), the undersigned Guarantors party hereto, NEW HAMPSHIRE LOGOS, L.L.C., a New Hampshire limited liability company (the “New Guarantor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee (the “Trustee”).

WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture, dated as of January 28, 2016 (the “Indenture”), providing for the issuance of 5 3/4% Senior Notes due 2026 (the “Notes”);

WHEREAS, New Guarantor desires to provide a guarantee (the “Guarantee”) of the obligations of the Company under the Notes and the Indenture, in accordance with Article 10 of the Indenture;

WHEREAS, pursuant to Section 8.01 of the Indenture, the Company, the Trustee, the Guarantors and the New Guarantor are authorized to execute and deliver this Supplemental Indenture; and

WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Definitions. All terms used herein without definition have the meanings ascribed to them in the Indenture.

2. Guarantee. New Guarantor hereby agrees to provide a full and unconditional guarantee on the terms and subject to the conditions set forth in the Indenture, including but not limited to Article 10 thereof, in the form and substance of Exhibit B to the Indenture.

3. Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Company, the Guarantors, the New Guarantor and the Trustee.

4. Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Notes, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect.

5. Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

6. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

7. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

8. Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals hereof.

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IN WITNESS WHEREOF, the undersigned have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

NEW GUARANTOR:

NEW HAMPSHIRE LOGOS, L.L.C., a New Hampshire limited liability company

By:	Interstate Logos, L.L.C., its sole managing member

By:	Lamar Media Corp., its sole managing member

By:	/s/ Keith A. Istre
Keith A. Istre, Executive Vice President and
Chief Financial Officer

COMPANY:

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
Name: Keith A. Istre
Title: Executive Vice President and
Chief Financial Officer

GUARANTORS:

FMG OUTDOOR HOLDINGS, LLC
LAMAR-FAIRWAY BLOCKER 1, INC.
LAMAR-FAIRWAY BLOCKER 2, INC.
MAGIC MEDIA, INC.
FAIRWAY MEDIA GROUP, LLC
FAIRWAY OUTDOOR ADVERTISING, LLC
FAIRWAY OUTDOOR FUNDING HOLDINGS, LLC
FAIRWAY OUTDOOR FUNDING, LLC
MCC OUTDOOR, LLC
MAGIC MEDIA REAL ESTATE, LLC
FMO REAL ESTATE, LLC
DOUGLAS OUTDOOR ADVERTISING OF GA, INC.
OLYMPUS MEDIA/INDIANA, LLC
FAIRWAY CCO INDIANA, LLC

By:	/s/ Keith A. Istre _
Name:	Keith A. Istre
Title:	Executive Vice President and
Chief Financial Officer

COLORADO LOGOS, INC.
KANSAS LOGOS, INC.
LAMAR AIRPORT ADVERTISING COMPANY
LAMAR ADVERTISING OF MICHIGAN, INC.
LAMAR ADVERTISING OF YOUNGSTOWN, INC.
LAMAR ADVERTISING SOUTHWEST, INC.
LAMAR ELECTRICAL, INC.
LAMAR OCI SOUTH CORPORATION
LAMAR OHIO OUTDOOR HOLDING CORP.
LAMAR PENSACOLA TRANSIT, INC.
MICHIGAN LOGOS, INC.
MINNESOTA LOGOS, INC.
NEBRASKA LOGOS, INC.
NEVADA LOGOS, INC.
NEW MEXICO LOGOS, INC.
OHIO LOGOS, INC.
SOUTH CAROLINA LOGOS, INC.
TENNESSEE LOGOS, INC.
TLC PROPERTIES, INC.
UTAH LOGOS, INC.

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

ARIZONA LOGOS, L.L.C.
DELAWARE LOGOS, L.L.C.
GEORGIA LOGOS, L.L.C.
KENTUCKY LOGOS, LLC
LOUISIANA INTERSTATE LOGOS, L.L.C. MAINE LOGOS, L.L.C.
MISSISSIPPI LOGOS, L.L.C.
MISSOURI LOGOS, LLC
MONTANA LOGOS, LLC
NEW JERSEY LOGOS, L.L.C.
OKLAHOMA LOGOS, L.L.C.
VIRGINIA LOGOS, LLC
WASHINGTON LOGOS, L.L.C.
WISCONSIN LOGOS, LLC

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

INTERSTATE LOGOS TRS, LLC

By:	Lamar TRS Holdings, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

INTERSTATE LOGOS, L.L.C.
LAMAR CENTRAL OUTDOOR, LLC
THE LAMAR COMPANY, L.L.C.
LAMAR TRS HOLDINGS, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR ADVERTISING OF COLORADO SPRINGS,
L.L.C. LAMAR ADVERTISING OF LOUISIANA, L.L.C.
LAMAR ADVERTISING OF SOUTH DAKOTA, L.L.C.
LAMAR AIR, L.L.C.
LAMAR FLORIDA, L.L.C.
LAMAR OCI NORTH, L.L.C.
LAMAR TENNESSEE, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

TLC FARMS, L.L.C.
TLC PROPERTIES, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR ADVANTAGE GP COMPANY, LLC
LAMAR ADVANTAGE LP COMPANY, LLC
TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing
Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC, its General
Partner
By:	Lamar Central Outdoor, LLC, its Managing
Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR INVESTMENTS, LLC
LAMAR SERVICE COMPANY, LLC
LAMAR TRANSIT, LLC

By:	Lamar TRS Holdings, LLC, its Managing
Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

FLORIDA LOGOS, LLC

By:	Interstate Logos TRS, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C.
OUTDOOR PROMOTIONS WEST, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Lamar Transit, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

TLC PROPERTIES II, LLC

By:	Lamar Investments, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR ADVERTISING OF PENN, LLC

By:	The Lamar Company, L.L.C., its Class A Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

LAMAR OBIE COMPANY, LLC

By:	Lamar Media Corp., its Class A Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
Name:	Keith A. Istre
Title:	Executive Vice President and Chief
Financial Officer

TRUSTEE:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President